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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

KEMPNER MULTI-CAP DEEP VALUE FUND

Institutional Class (FIKDX)

Investor Class (FAKDX)

Semi-Annual Report

January 31, 2018

(Unaudited)

KEMPNER MULTI-CAP DEEP VALUE FUND
LETTER TO SHAREHOLDERS	March 2018

Fund Objective

The Kempner Multi-Cap Deep Value Fund seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a minimum three to five year period. For the 6-month period ended January 31, 2018, the fund produced a cumulative return of 10.11% for the Institutional Class Shares and 10.01% for the Investor Class Shares, both net of fees. The Headline CPI inflation rate over the same six month period was 2.05%. Comparatively, over the same time period, the Lipper Multi Cap Value Funds Classification Index returned 11.49% and the S&P 500 Value Index returned 13.04%.

U.S. Economic Commentary

This year we’re expecting U.S. real GDP to grow at a rate of about 2.5%. There are many economists who are calling for higher growth in 2018, in some cases 3% real GDP or above. Their call is based on the strength in jobs in the manufacturing sector, on possible effects of the U.S. tax cut and on a remarkable worldwide confluence of economic growth in every major region. All this exists, but we believe there are headwinds which will slow us down some.

As usual, we start with the U.S. consumer and all our buying activity, which is somewhere between 66% and 70% of the U.S. economy. Jobs have grown by approximately 2.08MM in the last 12 months, and the most recent jobs indication was 200,000 new jobs created in January. These are solid but not spectacular numbers, which should continue in 2018. Wages are starting to increase some for the first time in years and are now around the 3% level. There’s high consumer confidence that this will continue. On another note, as far as the individual consumer is concerned, it doesn’t seem to us that the tax bill will have much effect on consumer spending. The after-tax effect of it is relatively small for most consumers and as for those that it helps most, many of them are already in a category that will not be spending the incremental income but investing it. The overarching question for 2018 is, will the consumer spend most of the wage increases and/or the tax savings? We don’t think so because of what has been happening to the savings rate in the last half of 2017. Consumer savings rates have averaged between 5% - 6% for the last several years during the recovery, but in the last 6 months we now seem to be moving toward significant overspending. The savings rate has been gradually coming down all year but it dropped significantly from about 4%+ in January ’17 to 2.4% in December ‘17. We haven’t seen low levels like this since 2007. We believe that the consumer will be building that savings rate back up during 2018, not spending freely, and therefore individuals will not be as strong an impetus to the U.S. economy as might be expected from wage growth and tax decreases.

At the U.S. corporate level, there are quite some positives. Manufacturing was strong at year end due to both the U.S. economy and overseas economies. In fact, most overseas economies continue to be in-sync as far as expansions are concerned for the first time in a decade. The tax bill will add to overall U.S. profitability, particularly due to the rate drop from a nominal 35% to a nominal 21% but that drop massively overstates the actual effect on U.S. corporations since most of them have not paid anything like 35% due to various tax relief measures. Some corporate areas, particularly services, will seriously benefit from the tax decrease and should be stronger. Further, there is one area which will definitely be enhanced from the bill and that is capital goods. The new ability to write off the entire capital investment in machinery and equipment in one year, which will exist for the next 5 years, will definitely give a boost in my opinion to those sectors of corporates. However, remember that less than 20% of the total economy is attributed to corporations and their increased contribution will be therefore somewhat marginal.

Government spending is now expected to be about 3% above 2017. Government spending will add about 0.5% to GDP.

Finally, however, there are a couple of headwinds that will have the effect of reducing the real GDP as the year progresses. One is that we believe the Fed will continue to raise short-term interest rates in 2018. We expect as many as three rate increases. This raising of short-term interest rates will have a headwind effect, particularly on areas of the economy such as real estate where heavy borrowing is a consistent part of their activities. Secondly, statistically, as the economy has grown, the trade deficit has substantially increased. In calendar 2017 the U.S. Trade Deficit increased 12.1% over 2016 to approximately $566B. This was a significant deduction to GDP in 2017. We expect this will continue and worsen during 2018, as usually happens when the U.S. economy is strong. We expect the trade deficit to reduce real GDP overall by as much as 1% during this year. Finally, a NAFTA breakup in 2018 could have a negative effect on U.S. growth this year. All in, therefore, despite strong worldwide economics, job creation, and the tax bill, we expect that we will have enough headwinds in the U.S. economy that the growth will end up about 2.5%.

Overseas Economics Commentary

In brief, Europe is much stronger than it’s been since 2008 and Japan and China are powering ahead. There are few major countries in economic difficulty, except for Venezuela which is in a depression. However North Korea could be a black swan for all world economy. There is no way to prepare for the worst that could happen there.

Portfolio Strategy

Our investment approach continues to be one of investing in deeply undervalued companies and selling when the underlying value becomes realized by other market participants and reflected in the current price. The past several years of rising markets has therefore resulted in a greater number of sale opportunities than purchase opportunities. Cash is always considered a buying reserve.

Over the past six months, we established and added to positions in Axis Capital Holdings Ltd. (AXS), Cardinal Health, Inc. (CAH), and General Electric Co. (GE). During the same time frame we added to the Fund’s positions in Johnson Controls Intl Plc (JCI), Merck & Co, Inc. (MRK), and Schlumberger Ltd. (SLB). Positions in BP Plc ADS (BP) and Royal Dutch Shell Class A Plc (RDS.A) were increased through corporate actions. We reduced the Fund’s positions in Applied Materials (AMAT), BB&T Corp. (BBT), Bank of America Corp. (BAC), Citigroup, Inc. (C), DowDuPont, Inc. (DWDP), General Motors Co. (GM), Lincoln National Corp. (LNC), Rio Tinto Plc (RIO), Teva Pharmaceuticals Ltd. ADR (TEVA), Union Pacific Corp. (UNP), WestRock Co. (WRK), and The Western Union Co. (WU). Also during this time frame we sold entirely out of Annaly Capital Management, Inc. REIT (NLY), Boeing Co. (BA), Gilead Sciences, Inc. (GILD), Kroger Co. (KR), and Wal-Mart Stores, Inc. (WMT).

We continue to scour the equity universe to locate stocks which meet our investment criteria of: 1) a relatively low forecast P/E multiple, usually 15 or less, 2) a dividend yield is paid, or has declared a dividend, 3) public debt, if any, is investment grade, 4) a minimum of $500 million market capitalization, and 5) current stock price is within 20% of the 52 week low price. In addition to meeting these criteria, stocks are quantitatively and qualitatively analyzed to determine company prospects and reasonableness of valuation.

During this 6-month period, our focus on energy stocks and financials provided us superior returns to the market in general and the S&P 500 Value Index during the same months. Our holdings in General Electric Co. (GE) and Teva Pharmaceuticals Ltd. ADR (TEVA) hurt our performance during this period.

We maintain our long-term focus in the Kempner Multi-Cap Deep Value Fund on areas which are overlooked by the market. We are particularly interested at this point in values that may present themselves in the property and casualty insurance industry. Harris L. Kempner, Jr. and M. Shawn Gault are the portfolio managers for the Kempner Multi-Cap Deep Value Fund.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-800-665-9778.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-800-665-9778 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. Kempner Multi-Cap Deep Value Fund is distributed by Ultimus Fund Distributors, LLC.

This Semi-Annual Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Semi-Annual Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of January 31, 2018, please see the Schedule of Investments section of the semi-annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Semi-Annual Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

KEMPNER MULTI-CAP DEEP VALUE FUND
PORTFOLIO INFORMATION
January 31, 2018 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Investments

Security Description	% of Net Assets
Bank of America Corporation	5.6%
General Motors Company	5.3%
XL Group Ltd.	4.9%
Citigroup, Inc.	4.8%
BP plc - ADR	4.6%
Schlumberger Ltd.	4.2%
AT&T, Inc.	3.9%
WestRock Company	3.9%
DowDuPont, Inc.	3.6%
Honda Motor Company Ltd. - ADR	3.5%

KEMPNER MULTI-CAP DEEP VALUE FUND SCHEDULE OF INVESTMENTS January 31, 2018 (Unaudited)
COMMON STOCKS — 88.4%	Shares	Value
Consumer Discretionary — 10.5%
Automobiles — 8.8%
General Motors Company	103,020	$4,369,078
Honda Motor Company Ltd. - ADR	82,900	2,925,541
		7,294,619
Specialty Retail — 1.7%
Williams-Sonoma, Inc.	28,100	1,439,563

Energy — 17.7%
Energy Equipment & Services — 7.0%
National Oilwell Varco, Inc.	64,320	2,359,258
Schlumberger Ltd.	47,555	3,499,097
		5,858,355
Oil, Gas & Consumable Fuels — 10.7%
BP plc - ADR	89,120	3,813,445
Occidental Petroleum Corporation	36,800	2,758,896
Royal Dutch Shell plc - Class A - ADR	32,689	2,296,075
		8,868,416
Financials — 21.8%
Banks — 11.4%
Bank of America Corporation	145,270	4,648,640
BB&T Corporation	15,300	844,407
Citigroup, Inc.	50,500	3,963,240
		9,456,287
Consumer Finance — 2.3%
Capital One Financial Corporation	18,640	1,937,814

Insurance — 8.1%
Axis Capital Holdings Ltd.	41,400	2,091,942
Lincoln National Corporation	6,967	576,868
XL Group Ltd.	110,050	4,054,242
		6,723,052
Health Care — 8.8%
Health Care Equipment & Supplies — 0.8%
Zimmer Biomet Holdings, Inc.	5,500	699,160

Health Care Providers & Services — 2.9%
Cardinal Health, Inc.	33,165	2,380,915

Pharmaceuticals — 5.1%
Merck & Company, Inc.	30,900	1,830,825
Pfizer, Inc.	25,600	948,224

KEMPNER MULTI-CAP DEEP VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 88.4% (Continued)	Shares	Value
Health Care — 8.8% (Continued)
Pharmaceuticals — 5.1% (Continued)
Roche Holding AG - ADR	22,100	$685,100
Teva Pharmaceutical Industries Ltd. - ADR	36,700	749,047
		4,213,196
Industrials — 6.7%
Building Products — 2.5%
Johnson Controls International plc	53,549	2,095,372

Industrial Conglomerates — 2.7%
General Electric Company	138,150	2,233,886

Road & Rail — 1.5%
Union Pacific Corporation	9,450	1,261,575

Information Technology — 5.6%
IT Services — 2.1%
Western Union Company (The)	83,300	1,731,807

Semiconductors & Semiconductor Equipment — 3.5%
Applied Materials, Inc.	54,360	2,915,327

Materials — 10.9%
Chemicals — 6.4%
DowDuPont, Inc.	39,900	3,015,642
Mosaic Company (The)	83,150	2,269,995
		5,285,637
Containers & Packaging — 3.9%
WestRock Company	48,500	3,231,555

Metals & Mining — 0.6%
Rio Tinto plc - ADR	8,900	499,379

Telecommunication Services — 6.4%
Diversified Telecommunication Services — 6.4%
AT&T, Inc.	86,692	3,246,615
Verizon Communications, Inc.	38,600	2,087,102
		5,333,717

Total Common Stocks (Cost $65,023,355)		$73,459,632

KEMPNER MULTI-CAP DEEP VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 11.6%	Shares	Value
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class, 1.19% (a) (Cost $9,659,804)	9,659,804	$9,659,804

Total Investments at Value — 100.0% (Cost $74,683,159)		$83,119,436

Liabilities in Excess of Other Assets — (0.0%) (b)		(37,452)

Net Assets — 100.0%		$83,081,984

ADR - American Depositary Receipt.
(a)	The rate shown is the 7-day effective yield as of January 31, 2018.
(b)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

KEMPNER MULTI-CAP DEEP VALUE FUND STATEMENT OF ASSETS AND LIABILITIES January 31, 2018 (Unaudited)
ASSETS
Investments in securities:
At acquisition cost	$74,683,159
At value (Note 2)	$83,119,436
Receivable for capital shares sold	509
Dividends receivable	101,849
Foreign tax reclaims receivable	7,402
Other assets	10,187
Total assets	83,239,383

LIABILITIES
Payable for capital shares redeemed	85,411
Payable to Adviser (Note 4)	41,784
Payable to administrator (Note 4)	14,055
Accrued distribution fees (Note 4)	2,197
Other accrued expenses	13,952
Total liabilities	157,399

NET ASSETS	$83,081,984

NET ASSETS CONSIST OF:
Paid-in capital	$74,715,933
Accumulated distributions in excess of net investment income	(2,899)
Accumulated net realized losses from investment transactions	(67,327)
Net unrealized appreciation on investments	8,436,277
NET ASSETS	$83,081,984

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$68,009,270
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	6,223,668
Net asset value, offering price and redemption price per share (Note 2)	$10.93

INVESTOR CLASS
Net assets applicable to Investor Class	$15,072,714
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,380,857
Net asset value, offering price and redemption price per share (Note 2)	$10.92

See accompanying notes to financial statements.

KEMPNER MULTI-CAP DEEP VALUE FUND STATEMENT OF OPERATIONS For the Six Months Ended January 31, 2018 (Unaudited)
INVESTMENT INCOME
Dividend income	$1,115,273
Foreign withholding taxes on dividends	(10,530)
Total investment income	1,104,743

EXPENSES
Investment advisory fees (Note 4)	247,310
Administration fees (Note 4)	41,911
Professional fees	22,229
Fund accounting fees (Note 4)	22,196
Registration and filing fees	19,478
Distribution fees - Investor Class (Note 4)	18,805
Transfer agent fees (Note 4)	13,500
Compliance fees (Note 4)	6,607
Custody and bank service fees	5,115
Trustees’ fees and expenses (Note 4)	4,978
Printing of shareholder reports	2,251
Postage and supplies	1,654
Insurance expense	1,288
Other expenses	19,493
Total expenses	426,815

NET INVESTMENT INCOME	677,928

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	1,977,590
Net change in unrealized appreciation (depreciation) on investments	5,287,857
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	7,265,447

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,943,375

See accompanying notes to financial statements.

KEMPNER MULTI-CAP DEEP VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017
FROM OPERATIONS
Net investment income	$677,928	$1,741,892
Net realized gains from investment transactions	1,977,590	2,885,915
Net change in unrealized appreciation (depreciation) on investments	5,287,857	9,006,006
Net increase in net assets resulting from operations	7,943,375	13,633,813

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income, Institutional Class	(575,251)	(1,478,112)
From net investment income, Investor Class	(109,373)	(259,983)
From net realized gains, Institutional Class	(3,014,644)	—
From net realized gains, Investor Class	(640,050)	—
Decrease in net assets from distributions to shareholders	(4,339,318)	(1,738,095)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	1,502,023	1,725,001
Net asset value of shares issued in reinvestment of distributions to shareholders	192,062	59,077
Payments for shares redeemed	(4,534,061)	(39,679,018)
Net decrease in Institutional Class net assets from capital share transactions	(2,839,976)	(37,894,940)

Investor Class
Proceeds from shares sold	8,923	134,182
Net asset value of shares issued in reinvestment of distributions to shareholders	716,510	249,704
Payments for shares redeemed	(1,591,349)	(1,926,407)
Net decrease in Investor Class net assets from capital share transactions	(865,916)	(1,542,521)

TOTAL DECREASE IN NET ASSETS	(101,835)	(27,541,743)

NET ASSETS
Beginning of period	83,183,819	110,725,562
End of period	$83,081,984	$83,183,819

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(2,899)	$3,797

See accompanying notes to financial statements.

KEMPNER MULTI-CAP DEEP VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	142,149	169,617
Shares issued in reinvestment of distributions to shareholders	18,220	5,976
Shares redeemed	(415,299)	(4,140,076)
Net decrease in shares outstanding	(254,930)	(3,964,483)
Shares outstanding at beginning of period	6,478,598	10,443,081
Shares outstanding at end of period	6,223,668	6,478,598

Investor Class
Shares sold	837	13,381
Shares issued in reinvestment of distributions to shareholders	68,036	25,278
Shares redeemed	(152,029)	(197,183)
Net decrease in shares outstanding	(83,156)	(158,524)
Shares outstanding at beginning of period	1,464,013	1,622,537
Shares outstanding at end of period	1,380,857	1,464,013

See accompanying notes to financial statements.

KEMPNER MULTI-CAP DEEP VALUE FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended January 31, 2018 (Unaudited)		Year Ended July 31, 2017	Year Ended July 31, 2016		Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013
Net asset value at beginning of period	$10.47		$9.18	$10.42		$11.53	$10.69	$8.99

Income (loss) from investment operations:
Net investment income	0.09		0.19	0.21		0.18	0.18	0.16
Net realized and unrealized gains (losses) on investments	0.95		1.29	(0.54)		(0.29)	1.09	1.79
Total from investment operations	1.04		1.48	(0.33)		(0.11)	1.27	1.95

Less distributions:
Dividends from net investment income	(0.09)		(0.19)	(0.21	)(a)	(0.19)	(0.18)	(0.17)
Distributions from net realized gains	(0.49)		—	(0.70)		(0.81)	(0.25)	(0.08)
Total distributions	(0.58)		(0.19)	(0.91)		(1.00)	(0.43)	(0.25)

Net asset value at end of period	$10.93		$10.47	$9.18		$10.42	$11.53	$10.69

Total return (b)	10.11	%(c)	16.30%	(2.56%)		(1.16%)	12.14%	22.03%

Net assets at end of period (000's)	$68,009		$67,863	$95,846		$130,791	$175,593	$174,867

Ratios/supplementary data:
Ratio of total expenses to average net assets	0.97	%(d)	0.84%	0.78%		0.77%	0.77%	0.77%

Ratio of net investment income to average net assets	1.66	%(d)	1.98%	2.30%		1.66%	1.60%	1.70%

Portfolio turnover rate	12	%(c)	18%	10%		40%	22%	18%

(a)	Includes a return of capital of less than $0.01 per share.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.
See accompanying notes to financial statements.

KEMPNER MULTI-CAP DEEP VALUE FUND INVESTOR CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended January 31, 2018 (Unaudited)		Year Ended July 31, 2017	Year Ended July 31, 2016		Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013
Net asset value at beginning of period	$10.46		$9.17	$10.40		$11.53	$10.69	$8.99

Income (loss) from investment operations:
Net investment income	0.08		0.17	0.19		0.15	0.15	0.14
Net realized and unrealized gains (losses) on investments	0.95		1.29	(0.53)		(0.31)	1.10	1.79
Total from investment operations	1.03		1.46	(0.34)		(0.16)	1.25	1.93

Less distributions:
Dividends from net investment income	(0.08)		(0.17)	(0.19	)(a)	(0.16)	(0.16)	(0.15)
Distributions from net realized gains	(0.49)		—	(0.70)		(0.81)	(0.25)	(0.08)
Total distributions	(0.57)		(0.17)	(0.89)		(0.97)	(0.41)	(0.23)

Net asset value at end of period	$10.92		$10.46	$9.17		$10.40	$11.53	$10.69

Total return (b)	10.01	%(c)	16.06%	(2.70%)		(1.56%)	11.90%	21.76%

Net assets at end of period (000's)	$15,073		$15,321	$14,880		$21,272	$20,942	$21,217

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.22	%(d)	1.09%	1.03%		1.02%	1.02%	1.02%

Ratio of net investment income to average net assets	1.41	%(d)	1.70%	2.05%		1.37%	1.35%	1.47%

Portfolio turnover rate	12	%(c)	18%	10%		40%	22%	18%

(a)	Includes a return of capital of less than $0.01 per share.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.
See accompanying notes to financial statements.

KEMPNER MULTI-CAP DEEP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
January 31, 2018 (Unaudited)

1. Organization

Kempner Multi-Cap Deep Value Fund (formerly Kempner Multi-Cap Deep Value Equity Fund) (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was reorganized into the Trust on April 28, 2017.

The Fund is the legal successor to the Frost Kempner Multi-Cap Deep Value Equity Fund (the “Predecessor Fund”), a series of The Advisors’ Inner Circle Fund II, an unaffiliated registered investment company. On April 28, 2017, the Fund (which had no prior activity or net assets) acquired all of the net assets of the Predecessor Fund pursuant to an agreement and plan of reorganization (the “Reorganization”).

The Reorganization was accomplished by a tax-free exchange of 6,791,538 Institutional Class shares and 1,498,512 Investor Class shares of the Predecessor Fund, valued at $69,164,427 and $15,243,918, respectively, for the exact same number of shares of the Fund having the same value. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Predecessor Fund were $84,408,345, including $3,013,138 of unrealized appreciation, $3,076 of distributions in excess of net investment income, and $632,144 of accumulated realized capital losses.

The Predecessor Fund commenced operations on April 25, 2008. The Fund has succeeded to the accounting and performance history of the Predecessor Fund. The Fund’s investment objective is to seek to generate a total pre-tax return, including capital growth and dividends, that is greater than the rate of inflation over a three-to-five year period.

The Fund currently offers two classes of shares: Institutional Class shares (sold without any sales loads and distribution and/or shareholder servicing fees and requiring a $500,000 initial investment) and Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder servicing fee of up to 0.25% of the average daily net assets attributable to Investor Class shares, and requiring a $500 initial investment). Each share class represents an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X, which will impact financial statement presentation, particularly the presentation of derivative investments. The Fund has adopted these amendments, which were effective August 1, 2017, with these financial statements.

KEMPNER MULTI-CAP DEEP VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, the Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

KEMPNER MULTI-CAP DEEP VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$73,459,632	$—	$—	$73,459,632
Money Market Funds	9,659,804	—	—	9,659,804
Total	$83,119,436	$—	$—	$83,119,436

Refer to the Fund’s Schedule of Investments for a listing of securities by industry type. As of January 31, 2018, the Fund did not have any transfers between Levels. In addition, the Fund did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of January 31, 2018. It is the Fund’s policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund intends to declare and distribute net investment income dividends, if any, on a quarterly basis. In addition, the Fund will declare and distribute net realized capital gains, if any, on an annual basis. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on ex-dividend date. The tax character of distributions paid to shareholders by the Fund during the periods ended January 31, 2018 and July 31, 2017 was as follows:

Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
1/31/2018	$684,624	$3,654,694	$4,339,318
7/31/2017	$1,738,095	$—	$1,738,095

KEMPNER MULTI-CAP DEEP VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of January 31, 2018:

Tax cost of portfolio investments	$74,749,717
Gross unrealized appreciation	$13,682,562
Gross unrealized depreciation	(5,312,843)
Net unrealized appreciation	8,369,719
Accumulated distributions in excess of net investment income	(2,899)
Other losses	(769)
Accumulated earnings	$8,366,051

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current and all open tax periods (periods ended July 31, 2014 through July 31, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

KEMPNER MULTI-CAP DEEP VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the six months ended January 31, 2018, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $9,034,050 and $17,930,564, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Kempner Capital Management, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.59% of average daily net assets.

The Adviser has agreed contractually, until at least November 30, 2018, to reduce advisory fees and reimburse other expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs; taxes; interest; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to an amount not exceeding 1.05% and 1.30% of average daily net assets for Institutional Class and Investor Class shares of the Fund, respectively.

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund’s total annual fund operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to November 30, 2018, the agreement to limit expenses of the Fund may not be modified or terminated without the approval of the Board. This agreement will terminate automatically if the Investment Advisory Agreement is terminated. For the six months ended January 31, 2018, the adviser did not reduce advisory fees or reimburse other expenses.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated partially by the Adviser and partially by the Investor Class shares of the Fund for acting as principal underwriter.

A Trustee and certain officers of the Trust are also officers of Ultimus and/or the Distributor.

KEMPNER MULTI-CAP DEEP VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, which permits Investor Class shares of the Fund to directly incur or reimburse the Fund’s principal underwriter for certain expenses related to the distribution of Investor Class shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets allocable to Investor Class shares. The Fund has not adopted a plan of distribution with respect to Institutional Class shares. During the six months ended January 31, 2018, Investor Class shares of the Fund incurred $18,805 of distribution fees under the Plan.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,000 annual retainer from the Fund, paid quarterly, except for the Board Chair who receives a $1,200 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of January 31, 2018, the following shareholders owned of record 5% or more of the outstanding shares of each class of the Fund:

NAME OF RECORD OWNER	% Ownership
Institutional Class
SEI Private Trust Company (for the benefit of its customers)	98%
Investor Class
SEI Private Trust Company (for the benefit of its customers)	48%
Carroll Kempner Goldstone	16%
James C. Kempner II	16%
National Financial Services LLC (for the benefit of its customers)	13%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

KEMPNER MULTI-CAP DEEP VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

KEMPNER MULTI-CAP DEEP VALUE FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, class-specific expenses (such as distribution fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (August 1, 2017) and held until the end of the period (January 31, 2018).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

KEMPNER MULTI-CAP DEEP VALUE FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,101.10	0.97%	$5.14
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.32	0.97%	$4.94
Investor Class
Based on Actual Fund Return	$1,000.00	$1,100.10	1.22%	$6.46
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.06	1.22%	$6.21

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

KEMPNER MULTI-CAP DEEP VALUE FUND OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-665-9778, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-665-9778, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-665-9778. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Frank L. Newbauer
Frank L. Newbauer, Secretary

Date	April 11, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer of Kempner Multi-Cap Deep Value Fund

Date	April 11, 2018

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Accounting Officer

Date	April 11, 2018

*	Print the name and title of each signing officer under his or her signature.